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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the inclusion in this Amendment No. 2 to the registration statement on Form SB-2 (Registration No. 33-94678) of our report dated April 3, 1995 on our audit of the consolidated financial statements of Saba Petroleum Company. We also consent to the reference to our firm under the caption "Experts."




COOPERS & LYBRAND L.L.P.

Los Angeles, California
November 28, 1995